SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 August 21, 1998


                         AVANT Immunotherapeutics, Inc.
                          (f/k/a T Cell Sciences, Inc.)
             (Exact Name of Registrant as specified in its charter)


           Delaware                    0-15006                  13-3191702
(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                Number)              Identification No.)



                      119 Fourth Street, Needham, MA 02494
              (Address of principal executive offices and zip code)


                                 (781) 433-0771
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
-------  ------------------------------------

         On August 21, 1998, TC Merger Corp. ("TCMC"), a Delaware corporation and a wholly-owned subsidiary of AVANT Immunotherapeutics, Inc. (f/k/a T Cell Sciences, Inc.) (the "Registrant"), merged with and into Virus Research Institute, Inc. ("VRI"), a Delaware corporation, pursuant to an Agreement and Plan of Merger dated as of May 12, 1998 (the "Agreement") by and among the Registrant, TCMC and VRI. VRI survived the merger as a wholly-owned subsidiary of the Registrant.

         In consideration, on August 21, 1998, the Registrant issued pursuant to the Agreement: (i) 14,036,454 shares of its $.001 par value common stock (the "Registrant's Common Stock") valued at approximately $28,072,908 million based upon the closing price of the Registrant's Common Stock (Nasdaq: AVAN) on August 21, 1998 and (ii) 1,811,155 warrants (the "Warrants") to acquire 1,811,155 shares of the Registrant's Common Stock. The Warrants expire on August 21, 2003 and have an exercise price of $6.00 per share. Pursuant to the Agreement, the Registrant also assumed 83,584 warrants (the "VRI Warrants") and 990,441 options (the "VRI Options") to acquire shares of VRI's $.001 par value common stock. The VRI Warrants are exercisable for 129,555 shares of the Registrant's Common Stock and 16,717 Warrants. The VRI Options are exercisable for 1,535,184 shares of the Registrant's Common Stock and 24,267 Warrants. The merger is being accounted for as a purchase transaction.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
-------  -----------------------------------------------------------------

         (a) Financial Statements of Business Acquired

         The financial statements of VRI that would be required to be included herein are not so included because they were previously reported by the Registrant in its Registration Statement on Form S-4 (No. 333-59215) filed with the Securities and Exchange Commission on July 16, 1998. See General Instruction B(3) to Form 8-K.

         (b) Pro Forma Financial Information

         The pro forma financial statements of VRI that would be required to be included herein are not so included because they were previously reported by the Registrant in its Registration Statement on Form S-4 (No. 333-59215) filed with the Securities and Exchange Commission on July 16, 1998. See General Instruction B(3) to Form 8-K.

         (c) Exhibits

Exhibit No.       Description
-----------       -----------

2.1 The Agreement and Plan of Merger, dated as of May 12, 1998, by and among the Registrant, TC Merger Corp. and VRI is incorporated by reference to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on July 16, 1998 (Reg. No. 333-59215).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 1998                AVANT Immunotherapeutics, Inc.


                                      By: /s/ Norman W. Gorin
                                          -------------------------------------
                                          Norman W. Gorin
                                          Chief Financial Officer and Secretary